Note 8 - Convertible Credit Line Payable - Related Party	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Convertible Debt Disclosure [Text Block]

NOTE 8– CONVERTIBLE CREDIT LINE PAYABLE – RELATED PARTY

On June 1, 2021, the Company entered into a new convertible credit line agreement to borrow up to $1,500,000 and matures on June 1, 2023. The outstanding balance accrues interest at a rate of 7% per annum and the outstanding balance is convertible to common stock of the Company at the lesser of the close price of the common stock as quoted on the OTCBB on the day interest is due and payable immediately preceding the conversion or $4.00. The Company analyzed the conversion option in the convertible line of credit for derivative accounting consideration under ASC 815, Derivative and Hedging, and determined that the transaction does qualify for derivative treatment. The Company evaluated the new convertible credit line for debt modification in accordance with ASC 470-50 and concluded that the debt qualified for debt modification as the borrowing capacity under the new credit line is greater than the borrowing capacity under the original credit line. There were no fees paid to the creditor and no unamortized deferred costs on the original credit line. Accordingly, no expense was recognized in connection with the transaction. On August 8, 2021, the Company received $20,000 in cash proceeds from the credit line. During the year ended December 31, 2022, the Company amortized $11,100 of the discount as interest expense. As of December 31, 2022, and December 31, 2021, the unamortized discount was $0 and $11,100, respectively. During the year ended December 31, 2022, the Company repaid $168,328 of principal on the convertible credit line and $53,275 of accrued interest. The outstanding principal balance on the convertible credit line as of December 31, 2022 and December 31, 2021 amounted to $0 and $168,328. See discussion of derivative liability in Note 9 – Derivative Liability.